Supplement dated December 5, 2022
to the Thrivent Mutual Funds Class A Share Prospectus, Class S Share Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 28, 2022, for the following fund
Thrivent International Allocation Fund (the “Fund”)
The following change will be effective April 30, 2023:
Goldman Sachs Asset Management, L.P. (“GSAM”) will no longer serve as a subadviser to the Fund. The Adviser currently manages a portion of the Fund and will manage the portion currently managed by GSAM. As a result, all references in the prospectus, summary prospectus and Statement of Additional Information to GSAM will be deleted.
Jing Wang, CFA and Nick Cai, CFA, FRM, CAIA have been named as portfolio managers for the Fund. Mr. Wang is a Senior Portfolio Manager and has been with Thrivent Financial since 2019. Mr. Cai is a Senior Portfolio Manager and has been with Thrivent Financial since 2021. Noah J. Monsen, CFA and Brian W. Bomgren, CQF will continue to serve as portfolio managers for the Fund.
Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.
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